Exhibit 99.1
Elastic Reports Fourth Quarter and Fiscal 2023 Financial Results

Q4 Revenue of $280 million, up 17% year-over-year (19% in constant currency)
Q4 Elastic Cloud Revenue of $112 million, up 28% year-over-year (30% in constant currency)
FY23 Revenue of $1.069 billion, up 24% year-over-year (28% in constant currency)

MOUNTAIN VIEW, Calif., June 1, 2023 -- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced financial results for its fourth quarter and full fiscal year ended April 30, 2023.

Fourth Quarter Fiscal 2023 Financial Highlights

•Total revenue was $280 million, an increase of 17% year-over-year, or 19% on a constant currency basis
•Elastic Cloud revenue was $112 million, an increase of 28% year-over-year, or 30% on a constant currency basis
•GAAP operating loss was $40 million; GAAP operating margin was -14%
•Non-GAAP operating income was $24 million; non-GAAP operating margin was 9%
•GAAP net loss per share was $0.48; non-GAAP diluted earnings per share was $0.22
•Operating cash flow was $28 million with adjusted free cash flow of $26 million
•Cash, cash equivalents, and marketable securities were $915 million as of April 30, 2023

Full Fiscal 2023 Financial Highlights

•Total revenue was $1.069 billion, an increase of 24% year-over-year, or 28% on a constant currency basis
•Elastic Cloud revenue was $424 million, an increase of 42% year-over-year, or 44% on a constant currency basis
•GAAP operating loss was $219 million; GAAP operating margin was -21%
•Non-GAAP operating income was $46 million; non-GAAP operating margin was 4%
•GAAP net loss per share was $2.47; non-GAAP diluted earnings per share was $0.25
•Operating cash flow was $36 million with adjusted free cash flow of $57 million

“In Q4, total revenue grew 19% year-over-year in constant currency and we once again managed the business with discipline to deliver stronger than expected non-GAAP operating margin," said Ash Kulkarni, CEO, Elastic. "I am proud of how our team executed as we continued to focus on helping customers drive better business outcomes in the current business climate. We believe our platform capabilities play to our strengths as customers look to consolidate vendors without sacrificing innovation and we are confident about the opportunity ahead of us, especially in the area of generative AI.”

Fourth Quarter Fiscal 2023 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total subscription customer count was approximately 20,200 compared to approximately 19,900 in Q3 FY23, and over 18,600 in Q4 FY22
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,160 compared to over 1,110 in Q3 FY23, and over 960 in Q4 FY22

•Net Expansion Rate was approximately 117%

Product Innovations and Updates
•Announced the Elasticsearch Relevance Engine, powered by built-in vector search and transformer models, designed specifically to bring the power of AI innovation to proprietary enterprise data
•Expanded capabilities for Elastic Security including Cloud Security Posture Management (CSPM) for AWS, container workload security, and cloud vulnerability management to deliver a comprehensive security analytics solution that includes complete Cloud Native Application Protection for AWS
•Contributed Elastic Common Schema (ECS) to OpenTelemetry, the second highest velocity project in the Cloud Native Computing Foundation, and committed to joint development of a common schema
•Launched the beta of a new Service Level Objective, or SLO, monitoring capabilities in Elastic Observability, which lets customers measure and monitor service quality

Other Business Highlights
•Expanded strategic collaboration with AWS to accelerate integrated go-to-market activities and streamline migration of on-premises workloads to Elastic Cloud on AWS, and achieved AWS Security Competency
•Sponsored Microsoft Build as a Premium Plus sponsor, where we announced integrations with Azure OpenAI Services as part of our Elasticsearch Relevance Engine announcement
•Recognized by Comparably as a Best Company in: Company Outlook, Global Culture, Sales Team, and Best Places to Work in the Bay Area

Financial Outlook

The Company is providing the following guidance:

For the first quarter of fiscal 2024 (ending July 31, 2023):

•Total revenue is expected to be between $283 million and $286 million, representing 14% year-over-year growth at the midpoint (14% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 5.6% and 6.0%
•Non-GAAP earnings per share is expected to be between $0.10 and $0.12, assuming between 100.5 million and 101.5 million diluted weighted average ordinary shares outstanding

For fiscal 2024 (ending April 30, 2024):

•Total revenue is expected to be between $1.238 billion and $1.250 billion, representing 16% year-over-year growth at the midpoint (16% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 9.7% and 10.3%

•Non-GAAP earnings per share is expected to be between $0.94 and $1.06, assuming between 102.0 million and 104.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.076 US Dollars; and 1 Great British Pound = 1.237 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net loss per share is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the Investor Relations website.

About Elastic

Elastic (NYSE: ESTC) is a leading platform for search-powered solutions. Elastic understands it’s the answers, not just the data. The Elasticsearch platform enables anyone to find the answers they need in real-time using all their data, at scale. Elastic delivers complete, cloud-based, AI-powered solutions for enterprise security, observability and search built on the Elasticsearch platform, the development platform used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending July 31, 2023 and the fiscal year ending April 30, 2024, our expectations regarding demand for our products and solutions, our assessments of the strength of our solutions and products, the expected performance or benefits of our offerings, assessments of customers' reasons for selecting our solutions and products, and expected market opportunities, especially in the area of generative AI. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around artificial intelligence use cases); customer acceptance and purchase of our new and existing offerings and the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the uncertain macroeconomic environment and ongoing conflict between Russia and Ukraine on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; bank failures; the impact of uncertainties related to the current U.S. debt ceiling; the impact of our licensing model on the use and adoption of our software; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy and expand in new and existing markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the uncertain macroeconomic environment or ongoing conflict between Russia and Ukraine may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 and subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin

We define non-GAAP operating income (loss) and non-GAAP operating margin as GAAP operating income (loss) and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income (loss) and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Earnings Per Share
We define non-GAAP earnings per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, one-time litigation settlements, and the tax effects related to the foregoing. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment, and capitalized internal-use software costs. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Nikolay Beliov
Elastic Investor Relations
ir@elastic.co

Madge Miller
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2023	2022	2023	2022
Revenue
Subscription	$256,124	$221,714	$984,762	$798,770
Services	23,817	17,641	84,227	63,604
Total revenue	279,941	239,355	1,068,989	862,374
Cost of revenue
Subscription	54,508	50,865	219,306	178,204
Services	19,174	16,499	77,320	53,990
Total cost of revenue	73,682	67,364	296,626	232,194
Gross profit	206,259	171,991	772,363	630,180
Operating expenses
Research and development	81,765	78,867	313,454	273,761
Sales and marketing	123,635	118,603	503,537	406,658
General and administrative	39,523	34,143	143,247	123,441
Restructuring and other related charges	1,492	—	31,297	—
Total operating expenses	246,415	231,613	991,535	803,860
Operating loss	(40,156)	(59,622)	(219,172)	(173,680)
Other income (expense), net
Interest expense	(6,284)	(6,389)	(25,159)	(20,716)
Other income (expense), net	6,680	(2,884)	27,454	(3,393)
Loss before income taxes	(39,760)	(68,895)	(216,877)	(197,789)
Provision for (benefit from) income taxes	6,971	(3,285)	19,284	6,059
Net loss	$(46,731)	$(65,610)	$(236,161)	$(203,848)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.48)	$(0.70)	$(2.47)	$(2.20)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	96,978,043	93,806,902	95,729,844	92,547,145

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of April 30, 2023	As of April 30, 2022
Assets
Current assets:
Cash and cash equivalents	$644,167	$860,949
Restricted cash	2,473	2,688
Marketable securities	271,041	—
Accounts receivable, net of allowance for credit losses of $3,409 and $2,700 as of April 30, 2023 and April 30, 2022, respectively	260,919	215,228
Deferred contract acquisition costs	55,813	43,628
Prepaid expenses and other current assets	39,867	41,215
Total current assets	1,274,280	1,163,708
Property and equipment, net	5,092	7,207
Goodwill	303,642	303,906
Operating lease right-of-use assets	19,997	25,437
Intangible assets, net	29,104	45,800
Deferred contract acquisition costs, non-current	95,879	74,419
Deferred tax assets	7,412	5,811
Other assets	8,076	16,643
Total assets	$1,743,482	$1,642,931
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$35,151	$28,403
Accrued expenses and other liabilities	63,532	53,930
Accrued compensation and benefits	76,483	68,002
Operating lease liabilities	12,749	11,219
Deferred revenue	528,704	431,776
Total current liabilities	716,619	593,330
Deferred revenue, non-current	34,248	33,518
Long-term debt, net	567,543	566,520
Operating lease liabilities, non-current	13,942	16,482
Other liabilities, non-current	12,233	17,648
Total liabilities	1,344,585	1,227,498
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of April 30, 2023 and April 30, 2022	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 97,366,947 shares issued and outstanding as of April 30, 2023 and 94,174,914 shares issued and outstanding as of April 30, 2022	1,024	990
Treasury stock	(369)	(369)
Additional paid-in capital	1,471,584	1,250,108
Accumulated other comprehensive loss	(20,015)	(18,130)
Accumulated deficit	(1,053,327)	(817,166)
Total shareholders’ equity	398,897	415,433
Total liabilities and shareholders’ equity	$1,743,482	$1,642,931

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2023	2022	2023	2022
Cash flows from operating activities
Net loss	$(46,731)	$(65,610)	$(236,161)	$(203,848)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	4,758	5,170	20,233	19,728
Amortization of discounts or premiums on marketable securities	(772)	—	(772)	—
Amortization of deferred contract acquisition costs	17,405	17,365	68,900	60,738
Amortization of debt issuance costs	260	249	1,023	803
Non-cash operating lease cost	2,526	2,377	10,880	8,636
Asset impairment charges	—	—	6,242	—
Stock-based compensation expense, net of amounts capitalized	55,413	43,641	204,039	140,612
Deferred income taxes	(2,075)	(2,211)	(2,007)	(2,430)
Foreign currency transaction loss (gain)	(3,647)	277	(1,386)	1,984
Other	(23)	—	44	98
Changes in operating assets and liabilities:
Accounts receivable, net	(60,403)	(71,988)	(46,353)	(62,187)
Deferred contract acquisition costs	(33,833)	(35,521)	(102,017)	(96,755)
Prepaid expenses and other current assets	(6,348)	(777)	1,323	(3,427)
Other assets	1,419	1,628	8,525	825
Accounts payable	5,793	6,584	6,304	21,036
Accrued expenses and other liabilities	10,582	9,653	4,310	27,192
Accrued compensation and benefits	8,485	13,089	8,324	17,775
Operating lease liabilities	(3,001)	(2,450)	(11,405)	(8,888)
Deferred revenue	77,747	75,474	95,616	83,780
Net cash provided by (used in) operating activities	27,555	(3,050)	35,662	5,672
Cash flows from investing activities
Purchases of property and equipment	(1,665)	(1,498)	(2,684)	(2,485)
Purchases of marketable securities	(270,268)	—	(270,268)	—
Capitalization of internal-use software	—	(705)	—	(4,932)
Business acquisitions, net of cash acquired	—	—	—	(119,854)
Net cash used in investing activities	(271,933)	(2,203)	(272,952)	(127,271)
Cash flows from financing activities
Proceeds from the issuance of debt	—	—	—	575,000
Proceeds from issuance of ordinary shares upon exercise of stock options	5,237	8,870	17,471	36,410
Payments of debt issuance costs	—	—	—	(9,283)
Net cash provided by financing activities	5,237	8,870	17,471	602,127
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	5,736	(8,271)	2,822	(20,599)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(233,405)	(4,654)	(216,997)	459,929
Cash, cash equivalents, and restricted cash, beginning of period	880,045	868,291	863,637	403,708
Cash, cash equivalents, and restricted cash, end of period	$646,640	$863,637	$646,640	$863,637

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,				Year Ended April 30,
	2023		2022		2023		2022
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$112,344	40%	$87,652	37%	$424,053	40%	$298,615	35%
Other subscription	143,780	51%	134,062	56%	560,709	52%	500,155	58%
Total subscription	256,124	91%	221,714	93%	984,762	92%	798,770	93%
Services	23,817	9%	17,641	7%	84,227	8%	63,604	7%
Total revenue	$279,941	100%	$239,355	100%	$1,068,989	100%	$862,374	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30, 2023	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$112,344	28%	30%	1%	1%
Other subscription	$143,780	7%	10%	(1)%	(2)%
Total subscription	$256,124	16%	18%	—%	(1)%
Total revenue	$279,941	17%	19%	2%	1%
Total deferred revenue	$562,952	21%	21%	16%	16%
Total remaining performance obligations	$1,102,965	18%	17%	11%	10%

	Years Ended April 30, 2023	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Elastic Cloud	$424,053	42%	44%
Other subscription	$560,709	12%	17%
Total subscription	$984,762	23%	27%
Total revenue	$1,068,989	24%	28%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2023	2022	2023	2022
Net cash provided by (used in) operating activities	$27,555	$(3,050)	$35,662	$5,672
Less: Purchases of property and equipment	(1,665)	(1,498)	(2,684)	(2,485)
Less: Capitalization of internal-use software	—	(705)	—	(4,932)
Add: Interest paid on long-term debt	—	—	23,719	12,452
Adjusted free cash flow (1)	$25,890	$(5,253)	$56,697	$10,707
Net cash used in investing activities	$(271,933)	$(2,203)	$(272,952)	$(127,271)
Net cash provided by financing activities	$5,237	$8,870	$17,471	$602,127
Net cash provided by (used in) operating activities (as a percentage of total revenue)	10%	(1)%	3%	1%
Less: Purchases of property and equipment (as a percentage of total revenue)	(1)%	(1)%	—%	—%
Less: Capitalization of internal-use software (as a percentage of total revenue)	—%	—%	—%	(1)%
Add: Interest paid on long-term debt (as a percentage of total revenue)	—%	—%	2%	1%
Adjusted free cash flow margin	9%	(2)%	5%	1%
(1) Adjusted free cash flow includes $4.8 million and $22.8 million of cash paid for restructuring and other charges during the three months and year ended April 30, 2023.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2023	2022	2023	2022
Gross Profit Reconciliation:
GAAP gross profit	$206,259	$171,991	$772,363	$630,180
Stock-based compensation expense	4,324	3,976	17,743	14,831
Employer payroll taxes on employee stock transactions	140	328	845	1,393
Amortization of acquired intangibles	2,879	2,947	11,781	10,503
Non-GAAP gross profit	$213,602	$179,242	$802,732	$656,907
Gross Margin Reconciliation(1):
GAAP gross margin	73.7%	71.9%	72.3%	73.1%
Stock-based compensation expense	1.5%	1.7%	1.7%	1.7%
Employer payroll taxes on employee stock transactions	0.1%	0.1%	0.1%	0.2%
Amortization of acquired intangibles	1.0%	1.2%	1.1%	1.2%
Non-GAAP gross margin	76.3%	74.9%	75.1%	76.2%
Operating Income Reconciliation:
GAAP operating loss	$(40,156)	$(59,622)	$(219,172)	$(173,680)
Stock-based compensation expense	55,413	43,641	204,039	141,194
Employer payroll taxes on employee stock transactions	2,252	1,327	7,133	9,961
Amortization of acquired intangibles	4,071	4,139	16,668	15,783
Acquisition-related expenses	878	2,633	5,978	7,632
Restructuring and other related charges	1,492	—	31,297	—
Non-GAAP operating income (loss)	$23,950	$(7,882)	$45,943	$890
Operating Margin Reconciliation(1):
GAAP operating margin	(14.3)%	(24.9)%	(20.5)%	(20.1)%
Stock-based compensation expense	19.8%	18.2%	19.1%	16.4%
Employer payroll taxes on employee stock transactions	0.8%	0.6%	0.7%	1.2%
Amortization of acquired intangibles	1.5%	1.7%	1.6%	1.8%
Acquisition-related expenses	0.3%	1.1%	0.6%	0.9%
Restructuring and other related charges	0.5%	—%	2.9%	—%
Non-GAAP operating margin	8.6%	(3.3)%	4.3%	0.1%
Net Income (Loss) Reconciliation:
GAAP net loss	$(46,731)	$(65,610)	$(236,161)	$(203,848)
Stock-based compensation expense	55,413	43,641	204,039	141,194
Employer payroll taxes on employee stock transactions	2,252	1,327	7,133	9,961
Amortization of acquired intangibles	4,071	4,139	16,668	15,783
Acquisition-related expenses	878	2,633	5,978	7,632
Restructuring and other related charges	1,492	—	31,297	—
Litigation settlement	(250)	—	(10,400)	—
Income tax(2)	4,770	(817)	6,699	(1,496)
Non-GAAP net income (loss)	$21,895	$(14,687)	$25,253	$(30,774)
Non-GAAP earnings (loss) per share attributable to ordinary shareholders, basic(1)	$0.23	$(0.16)	$0.26	$(0.33)
Non-GAAP earnings (loss) per share attributable to ordinary shareholders, diluted(1)	$0.22	$(0.16)	$0.25	$(0.33)
Weighted-average shares used to compute earnings (loss) per share attributable to ordinary shareholders, basic	96,978,043	93,806,902	95,729,844	92,547,145
Weighted-average shares used to compute earnings (loss) per share attributable to ordinary shareholders, diluted	100,076,763	93,806,902	99,273,692	92,547,145
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings (loss) per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2023	2022	2023	2022
Cost of revenue reconciliation:
GAAP subscription	$54,508	$50,559	$219,306	$176,656
Stock-based compensation expense	(1,956)	(2,106)	(8,308)	(8,368)
Employer payroll taxes on employee stock transactions	(41)	(207)	(422)	(681)
Amortization of acquired intangibles	(2,879)	(2,641)	(11,781)	(8,955)
Non-GAAP subscription	$49,632	$45,605	$198,795	$158,652
GAAP services	$19,174	$16,499	$77,320	$53,990
Stock-based compensation expense	(2,368)	(1,870)	(9,435)	(6,463)
Employer payroll taxes on employee stock transactions	(99)	(121)	(423)	(712)
Non-GAAP services	$16,707	$14,508	$67,462	$46,815
Operating expenses reconciliation:
GAAP research and development expense	$81,765	$78,867	$313,454	$273,761
Stock-based compensation expense	(21,792)	(18,127)	(80,170)	(59,911)
Employer payroll taxes on employee stock transactions	(616)	(400)	(2,458)	(3,316)
Acquisition-related expenses	(841)	(2,409)	(5,875)	(6,104)
Non-GAAP research and development expense	$58,516	$57,931	$224,951	$204,430
GAAP sales and marketing expense	$123,635	$118,603	$503,537	$406,658
Stock-based compensation expense	(18,187)	(15,000)	(68,943)	(45,798)
Employer payroll taxes on employee stock transactions	(592)	(413)	(2,420)	(4,287)
Amortization of acquired intangibles	(1,192)	(1,192)	(4,887)	(5,280)
Non-GAAP sales and marketing expenses	$103,664	$101,998	$427,287	$351,293
GAAP general and administrative expense	$39,523	$34,143	$143,247	$123,441
Stock-based compensation expense	(11,110)	(6,538)	(37,183)	(20,654)
Employer payroll taxes on employee stock transactions	(904)	(186)	(1,410)	(965)
Acquisition-related expenses	(37)	(224)	(103)	(1,528)
Non-GAAP general and administrative expense	$27,472	$27,195	$104,551	$100,294